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                                                                   EXHIBIT 23.10

                           CONSENT OF NAMED DIRECTOR


     I hereby consent to be named as director-nominee in the Registration Statement on Form S-4 filed by Atmos Energy Corporation.



                                                   /s/ Vincent J. Lewis
                                                   ----------------------
                                                   Vincent J. Lewis


Date: October 3, 1996